SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 31, 2017

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 644-6081

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on November 10, 2016, NetSpend Corporation (“NetSpend”), a subsidiary of Total System Services, Inc. (“Registrant”), became subject to a complaint filed by the Federal Trade Commission (“FTC”) alleging that certain NetSpend marketing materials were deceptive. On March 31, 2017, NetSpend issued a press release announcing that it has agreed to settle the matter with the FTC. Also as previously disclosed, Registrant incurred a charge of $13 million to GAAP operating income in the fourth quarter of 2016 in connection with settlement discussions. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in the press release shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	NetSpend’s press release dated March 31, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. (“Registrant”)

Dated: April 3, 2017	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

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